SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2003

THE L.S. STARRETT COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 CRESCENT STREET, ATHOL, MASSACHUSETTS 01331

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: (978) 249-3551

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1     The L.S. Starrett Company Annual Report for the Year Ended June 28, 2003 (furnished pursuant to Item 12 of Form 8-K).

Item 12.    Results of Operations and Financial Condition.

On August 15, 2003, the L.S. Starrett Company (the “Company”) mailed its Annual Report for the Year Ended June 28, 2003 (the “Annual Report”) to its shareholders. The Annual Report contained the Company’s financial results for the fiscal year ended June 28, 2003. A copy of the Annual Report is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE L.S. STARRETT COMPANY

Date: August 15, 2003	By:	/s/ ROGER U. WELLINGTON, JR.
Name: Roger U. Wellington, Jr. Title: Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	The L.S. Starrett Company Annual Report for the Year Ended June 28, 2003.

2